UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

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CHECK THE APPROPRIATE BOX:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

AIR PRODUCTS AND CHEMICALS, INC.

(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☑	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

AIR PRODUCTS AND CHEMICALS, INC. 1940 AIR PRODUCTS BLVD. ALLENTOWN, PA 18106-5500	Your Vote Counts! AIR PRODUCTS AND CHEMICALS, INC. 2023 Annual Meeting Vote by January 25, 2023 11:59 PM ET

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You invested in AIR PRODUCTS AND CHEMICALS, INC. and it’s time to vote!
You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on January 26, 2023.

Get informed before you vote
View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to January 12, 2023. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit www.ProxyVote.com
Control #

Smartphone users Point your camera here and vote without entering a control number	Vote Virtually at the Meeting January 26, 2023 2:00 PM EST
Virtually at: www.virtualshareholdermeeting.com/APD2023

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends
1.	Election of Directors
Nominees:
1a.	Tonit M. Calaway	For
1b.	Charles Cogut	For
1c.	Lisa A. Davis	For
1d.	Seifollah Ghasemi	For
1e.	David H.Y. Ho	For
1f.	Edward L. Monser	For
1g.	Matthew H. Paull	For
1h.	Wayne T. Smith	For
2.	Advisory vote approving the compensation of the Company’s executive officers.	For
3.	Advisory vote on the frequency of future advisory votes on executive officer compensation.	Year
4.	Ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2023.	For

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